BLACKROCK FUNDSSM
BlackRock Energy & Resources Portfolio
(the “Fund”)

Supplement dated March 31, 2016 to the Fund’s
Prospectus dated January 28, 2016

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section entitled “Fund Overview — Key Facts About BlackRock Energy & Resources Portfolio — Portfolio Managers” is deleted in its entirety and replaced with the following:

	Portfolio Manager of
Name	the Fund Since	Title
Poppy Allonby, CFA	2013	Managing Director of BlackRock, Inc.
Alastair Bishop	2016	Director of BlackRock, Inc.

The section entitled “Details About the Funds — How Each Fund Invests — Energy & Resources — About the Portfolio Management Team of Energy & Resources” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF ENERGY & RESOURCES

Energy & Resources is managed by a team of financial professionals. Poppy Allonby, CFA, and Alastair Bishop are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

The table in the section entitled “Management of the Funds — Portfolio Manager Information — Energy & Resources” is deleted in its entirety and replaced with the following:

Energy & Resources

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Poppy Allonby, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2013	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2007 to 2011.
Alastair Bishop	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2016	Director of BlackRock, Inc. since 2010.

Shareholders should retain this Supplement for future reference.